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                                                                  EXHIBIT 10.27


                                FOURTH AMENDMENT
                                       TO
                              MEDAPHIS CORPORATION
                        NON-QUALIFIED STOCK OPTION PLAN
                          FOR NON-EXECUTIVE EMPLOYEES



     THIS FOURTH AMENDMENT (the "Fourth Amendment") is made effective as of the 26th day of June, 1997, by MEDAPHIS CORPORATION, a Delaware corporation (the "Company").

                                   WITNESSETH

     WHEREAS, the Company has previously adopted the Medaphis Corporation Non-Qualified Stock Option Plan for Non-Executive Employees (the "Plan");

     WHEREAS, the Compensation Committee of the Board of Directors (the "Board") and the Board previously adopted a First Amendment to the Plan, providing for an increase in the number of shares reserved for issuance pursuant to the Plan to 1,025,000 shares from 925,000 shares.

     WHEREAS, the Compensation Committee and the Board have previously adopted a Second Amendment to the Plan providing for an increase in the number of shares reserved for issuance pursuant to the Plan to 1,438,925 from 1,025,000 shares;

     WHEREAS, the Compensation Committee and the Board have previously adopted a Third Amendment to the Plan providing for an increase in the number of shares reserved for issuance pursuant to the Plan to 1,510,200 from 1,438,925 shares; and

     WHEREAS, the Compensation Committee and the Board have approved an increase in the number of shares reserved for issuance pursuant to the Plan to 2,025,000 from 1,510,200 shares.

     NOW, THEREFORE, Section 3 of the Plan is hereby amended by deleting
Section 3 of the Plan in its entirety and replacing it with the following:

                                   SECTION 3.

                         SHARES RESERVED UNDER THE PLAN

          There shall be 2,025,000 shares of Stock reserved for issuance under this Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been repurchased by the Company. Furthermore, any shares of Stock subject to an Option that remain unissued after the cancellation
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          or expiration of such Option thereafter shall again
          become available for use under this Plan."

     FURTHER, except as specifically amended by this Fourth Amendment, the Plan shall remain in full force and effect as prior to this Fourth Amendment.

     IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be effective as of the day and year first above written.



                                MEDAPHIS CORPORATION



                                By:  /s/ D. McDowell
                                   ------------------------------------------
                                Name:   David E. McDowell
                                     ----------------------------------------
                                Title:  Chairman and Chief Executive Officer
                                      ---------------------------------------



ATTEST:



By:  /s/ Peggy Sherman
   ----------------------------
Name:  Peggy B. Sherman
     --------------------------
Title: Assistant Secretary
      -------------------------


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